UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026

Tortoise Energy Infrastructure Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	811-21462	20-0384222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 College Boulevard, Suite 400
Overland Park, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (913) 981-1020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TYG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, by letter dated April 24, 2026, Alexandra Herger advised the Board of Directors of Tortoise Energy Infrastructure Corporation (“TYG” or the “Company”) of her decision to resign as a director of TYG, effective as of July 1, 2026.

Effective July 1, 2026, in connection with the effective date of Ms. Herger’s resignation, the Board of Directors appointed John Maxwell, age 63, to succeed Ms. Herger as a director of the Company, and to serve as a member of the Nominating and Governance Committee of the Board of Directors.  Mr. Maxwell also has been nominated by the Board of Directors to stand for election to a full 3‑year term as a Class I director at the Company’s 2026 Annual Meeting.  Mr. Maxwell is not a party to any arrangement or understanding pursuant to which he was selected as a director of the Company and, apart from his appointment to serve as a director of the Company, Mr. Maxwell has no other relationship with the Company or its investment adviser, Tortoise Capital Advisors, L.L.C., and he does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Prior to his retirement in 2021, Mr. Maxwell served as Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006 – 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998 – 2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995 – 1998); Financial Analyst, Procter & Gamble (1992 – 1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986 – 1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers. He has held the Chartered Financial Analyst (CFA) designation since 1998. Mr. Maxwell also currently serves as an independent trustee for Tortoise Capital Series Trust.

Similarly to other directors, Mr. Maxwell will be compensated for his service on the Board of Directors in accordance with the 2025 director compensation elements described under the heading “Director and Officer Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on July 10, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tortoise Energy Infrastructure Corporation

Date:	July 1, 2026	By:	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee
Chief Executive Officer